October 31, 2001



VIA ELECTRONIC FILING

Securities & Exchange Commission
450 Fifth Street NW
Washington, DC   20549

Re:      SAFECO Taxable Bond Trust
                  1933 Act File Number - 33-22132
                  1940 Act File Number - 811-5574
         SAFECO Managed Bond Trust
                  1933 Act File Number - 33-47859
                  1940 Act File Number - 811-6667
         SAFECO Tax-Exempt Bond Trust 1933 Act File Number - 33-53532 1940 Act File Number - 811-7300
         SAFECO Money Market Trust
                  1933 Act File Number - 2-25272
                  1940 Act File Number - 811-3347

Ladies and Gentlemen:

A form of the Statement of Additional Information dated May 1, 2001, Revised October 31, 2001, for each of the series funds under the above referenced Trusts is herewith filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

If you have any comments or questions concerning the filing, please call me at
(425) 376-5328.

Sincerely,


/s/ William E. Crawford

William E. Crawford
Counsel



Attachment

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 31, 2001
                  with respect to the SAFECO U.S. Growth Fund
                                      and
                        SAFECO Small Company Growth Fund.
                  With respect to all other SAFECO Funds, this
                     Statement of Additional Information is
                                     dated
                     May 1, 2001, revised October 31, 2001.

 SAFECO COMMON STOCK TRUST:                                  SAFECO TAXABLE BOND TRUST:

        SAFECO GROWTH OPPORTUNITIES FUND                           SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
        SAFECO EQUITY FUND                                         SAFECO HIGH-YIELD BOND FUND
        SAFECO DIVIDEND INCOME FUND                                SAFECO GNMA FUND
        SAFECO NORTHWEST FUND
        SAFECO BALANCED FUND
        SAFECO INTERNATIONAL STOCK FUND                       SAFECO TAX-EXEMPT BOND TRUST:
        SAFECO SMALL COMPANY VALUE FUND
        SAFECO U.S.VALUE FUND                                      SAFECO MUNICIPAL BOND FUND
        SAFECO U.S. GROWTH FUND                                    SAFECO CALIFORNIA TAX-FREE INCOME FUND
        SAFECO SMALL COMPANY GROWTH FUND                           SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND

 SAFECO MANAGED BOND TRUST:                                   SAFECO MONEY MARKET TRUST:

        SAFECO MANAGED BOND FUND                                   SAFECO MONEY MARKET FUND
                                                                   SAFECO TAX-FREE MONEY MARKET FUND








This Statement of Additional Information ("SAI") is not itself a prospectus. It should be read in conjunction with the Class A, Class B and Class C Shares
Prospectuses and/or the No-Load Class Shares Prospectuses, as appropriate, for the Funds listed above (collectively, the "Funds"). To receive a copy of the Funds' Prospectuses, write to: SAFECO Mutual Funds, P.O. Box 34890, Seattle,
Washington 98124-1890, or call:


      Nationwide                                       Deaf and Hard of Hearing TDD/TTY Service
      Class A, Class B and Class C Shares:             All Shares:
      800-528-6501                                     800-438-8718
      No-Load Class Shares:
      800-624-5711


The date of the most current Prospectus to which this SAI relates is October 31, 2001 for the SAFECO U.S. Growth Fund and the SAFECO Small Company Growth Fund and May 1, 2001, for all other SAFECO Funds.








                                TABLE OF CONTENTS

                                                                                                 PAGE
GENERAL INFORMATION .............................................................................3
CHARACTERISTICS OF THE TRUSTS' SHARES............................................................3
OVERVIEW OF INVESTMENT POLICIES..................................................................5
I. Fundamental Investment Policies ..............................................................6
II. Non-Fundamental Investment Policies .........................................................7
ADDITIONAL INVESTMENT INFORMATION ...............................................................10
SPECIAL INVESTMENT RISKS.........................................................................41
         BELOW INVESTMENT GRADE BONDS............................................................41
         FOREIGN SECURITIES......................................................................42
         CURRENCY EXCHANGE RATES.................................................................42
         HEDGING TRANSACTIONS....................................................................43
         GEOGRAPHIC AND ISSUER SIZE LIMITATIONS..................................................44

LENDING OF PORTFOLIO SECURITIES..................................................................49
REDEMPTION IN KIND ..............................................................................50
SALES CHARGE WAIVERS ............................................................................50
CONVERSION OF CLASS B SHARES.....................................................................52
INFORMATION ON CALCULATION OF NET ASSET
        VALUE PER SHARE .........................................................................52
PERFORMANCE INFORMATION .........................................................................54
INFORMATION ON DIVIDENDS FOR THE
        MONEY MARKET FUNDS.......................................................................70
MANAGEMENT OF THE FUNDS..........................................................................70
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
        CERTAIN FUNDS ...........................................................................75
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................79
BROKERAGE PRACTICES..............................................................................96
TAX INFORMATION..................................................................................97
RETIREMENT PLANS.................................................................................104
FINANCIAL STATEMENTS.............................................................................104
DESCRIPTION OF RATINGS...........................................................................105


GENERAL INFORMATION


Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), the SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").


The Common Stock Trust offers its shares through ten diversified series funds:
The SAFECO Growth Opportunities Fund ("Growth Opportunities Fund"), formerly known as the SAFECO Growth Fund, SAFECO Equity Fund ("Equity Fund"), SAFECO Dividend Income Fund ("Dividend Income Fund"), formerly known as the SAFECO Income Fund, SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Value Fund ("Small Company Value Fund"), formerly known as the SAFECO Small Company Stock Fund, and SAFECO U.S. Value Fund ("U.S. Value Fund"), SAFECO U.S. Growth Fund ("U.S. Growth Fund"), SAFECO Small Company Growth Fund ("Small Company Growth Fund"),.


The Taxable Bond Trust offers its shares through three diversified series funds:
The SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), the SAFECO GNMA Fund ("GNMA Fund"), and the SAFECO High-Yield Bond Fund ("High-Yield Fund").

The Managed Bond Trust offers its shares through a single diversified series fund: The SAFECO Managed Bond Fund ("Managed Bond Fund").

The Tax-Exempt Bond Trust offers its shares through three diversified series funds: The SAFECO Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), the the SAFECO Municipal Bond Fund ("Municipal Bond Fund"), and the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund") (collectively, the "Tax-Exempt Bond Funds").

The Money Market Trust offers its shares through two diversified series funds:
The SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

CHARACTERISTICS OF THE TRUSTS' SHARES

Two of the Funds offer only No-Load Class Shares. They are: the Intermediate-Term Municipal Bond Fund and the Tax-Free Money Market Fund. All of the other Funds offer multiple classes of shares. In general, No-Load Class shares are not subject to any front-end or contingent deferred sales charges or Rule 12b-1 fees. Class A shares are sold subject to a front-end charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within six years of their purchase and pay a higher Rule 12b-1 fee than Class A shares. Class B shares held for six years automatically convert to Class A shares. Class C shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within 12 months after their purchase, and pay a higher Rule 12b-1 fee than Class A shares. Unlike Class B shares, Class C shares will not convert to any other share class.

Restrictions on Retaining or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Trusts' shares, except in the event that a Trust or any of its Funds is terminated in the future as a result of merger, reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities
Under Delaware law, the shareholders of the Trusts will not be personally liable for the obligations of a Trust or any Fund of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument for each Trust requires that every written obligation of the Trust or a Fund of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Fund of the Trust and generally provides for indemnification out of the Trust's or the Fund's property of any shareholder nevertheless held personally liable for the Trust's or a Fund's obligations, respectively.

Dividend Rights
Shareholders of a Fund are entitled to receive any dividends or other distributions declared for that Fund. With respect to distributions, no shares have priority or preference over any other shares of the same Fund. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

Voting Rights
Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument of any of the Trusts that would affect the voting rights of shareholders, (ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below a majority, to make a material change to a Trust's investment advisory agreement, and to change any fundamental policy of a Trust. On any matter submitted to a vote of shareholders, all shares of the Funds of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a Fund. Similarly, all shares of the Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except for matters concerning only a Class. The holders of each share of a Fund of a Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund of any of the Trusts may not bear the same economic relationship to the Trust as shares of another Fund of the same Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

The participants in qualified plans have no pass-through voting rights. The trustees of such plans, or, in certain cases, a named fiduciary or an investment manager, will vote the shares held by the qualified plans.

Liquidation Rights
In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund of the applicable Trust.

Preemptive Rights
Shareholders have no preemptive rights.

Conversion Rights
Shareholders have no conversion rights.

Redemption Provisions
The provisions for redemption by shareholders are set forth in the current prospectuses relating to the applicable Fund and share class and elsewhere in this Statement.

Sinking Fund Provisions
The Trusts have no sinking fund provisions.

Calls or Assessments
The shares are fully paid and non-assessable.


OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the Prospectuses and this SAI. The Funds have no intention to purchase securities that the following policies permit, but which are not currently described in the Funds' Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. The Boards of Trustees may change non-fundamental policies without shareholder approval.

I.       FUNDAMENTAL INVESTMENT POLICIES

The six fundamental investment policies listed below apply to all of the Funds:

1. The Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

2. The Funds may not underwrite the securities of other issuers except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors and investing in loans, including assignments and participation interests.

6. The Funds will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Funds would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The fundamental policy below applies to all Funds except the Money Market Funds:

         The Funds will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Funds from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The fundamental policy below applies only to the Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Tax-Free Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Intermediate-Term Municipal Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund and Tax-Free Money Market Fund:

         During normal market conditions, the Funds will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.


II.      NON-FUNDAMENTAL INVESTMENT POLICIES


In addition to the policies described in the Funds' Prospectuses. The following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted.

1. Foreign Currency: [All Funds except International Fund] The Funds will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: [All Funds except International Fund] The Funds may invest up to 20% of its total assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Funds may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Funds], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter ("OTC") options or hold assets set aside to cover OTC options written by the Funds, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5. Purchasing Securities on Margin: The Funds will not purchase securities on margin. However, the Funds may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6. Leverage: The Funds may borrow money (i) from banks, (ii) from SAFECO Corporation or its affiliated companies, or (iii) by engaging in reverse repurchase agreements. The Funds will not purchase securities while borrowings equal to 5% or more of its total assets are outstanding, although the Funds may complete purchase transactions to which it committed prior to reaching the 5% threshold.

In addition to the common non-fundamental policies described above, the following non-fundamental policies apply to each of the Funds of the named Trust except as noted:

SAFECO Common Stock Trust

Real Estate Investment Trusts: The Funds may invest up to 10% of its total assets in shares of real estate investment trusts.


Convertible Securities: [Growth Opportunities Fund, Equity Fund, Northwest Fund, Small Company Value Fund, U.S. Value Fund, U.S.Growth Fund and Small Company Growth Fund only] The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.


SAFECO Managed Bond Trust

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

SAFECO Taxable Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.


SAFECO Tax-Exempt Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Funds's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Short-Term Tax-Exempt Obligations: The Funds may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

U.S. Government Obligations: The Funds may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

Municipal Notes: The Funds may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Funds will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

SAFECO Money Market Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: The Funds will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Short-Term Tax-Exempt Obligations: [Tax-Free Money Market Fund ONLY] The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.


Single Issuer Concentration: The Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAFECO Asset Management Company ("SAM"), to be of comparable quality.


ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS


The Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Value Fund, U.S. Value Fund, U.S. Growth Fund, and Small Company Growth Fund, (the "Stock Funds") may make the following investments, among others, although they may not buy all of the types of securities that are described.


1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3.       Convertible   Securities.   Convertible   bonds  and  convertible
         preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the  price  of the  common  stock  at the  time  the  convertible
         security  is   purchased.   Generally,   the  interest   rate  of
         convertible  bonds and the yield of convertible  preferred  stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities.
         A  risk  associated  with   convertible   bonds  and  convertible
         preferred stock is that the conversion  price of the common stock will not be attained. The Growth Opportunities Fund, Dividend Income Fund, U.S. Growth Fund, and Small Company Growth Fund, may purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Equity Fund, U.S.
         Value Fund, U.S. Growth Fund, and Small Company Growth Fund may invest
         in  convertible  corporate  bonds that are rated   below
         investment   grade   (commonly   referred  to  as
         "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities.


4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

         A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5.       Restricted  Securities  and  Rule  144A  Securities.   Restricted
         securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depositary Receipts ("ADRs"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS - Foreign Securities" below, for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its total assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.

9. Indexed Securities. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities generally are debt securities whose value at maturity or interest rate is determined by reference to a specific instrument or statistic. Currency-indexed securities generally are debt securities whose maturity values or interest rates are determined by reference to values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; i.e., their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of different foreign securities relative to each other.


         The performance of an indexed security depends largely on the performance of the security, currency or other instrument to which it is indexed. Performance may also be influenced by interest rate changes in the United States and foreign countries. Indexed securities additionally are subject to credit risks associated with the issuer of the security. Their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

         (a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

         (b) Certificates of deposit ("CDs") must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. The Growth Opportunities Fund's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Contingent Value Rights. A contingent value right ("CVR") is a right issued by a corporation that takes on a pre-established value if the underlying common stock does not attain a target price by a specified date. Generally, a CVR's value will be the difference between the target price and the current market price of the common stock on the target date. If the common stock does attain the target price by the stated date, the CVR expires without value. CVRs may be purchased and sold as part of the underlying common stock or separately from the stock. CVRs may also be issued to owners of the underlying common stock as the result of a corporation's restructuring.

12. Real Estate Investment Trusts ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. A Fund may invest up to 10% of its total assets in shares of REITs.

13. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

14. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

15. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes, but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

16. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

17. Passive Foreign Investment Companies ("PFICs"). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.

18. Covered Call Options and Put and Call Options on Stock Indices. The Funds may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. See also "Options on equity securities" and "Options on stock indices" below.

19. Options on Equity Securities. The Funds may purchase put options on equity securities and may purchase and write (i.e., sell) covered call options. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract that gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

         The Funds will write call options on stocks only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer. For purposes of writing covered call options, the Funds defined "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

         With respect to the other Funds, a call option is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires. The Funds' use of options on equity securities is subject to certain special risks including the risk that the market value of the security will move adversely to the Fund's option position. Additional risks relating to the Funds' use of options on equity securities are described below.

         The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of call options on stocks.

         The Funds may effect "closing purchase transactions" and the International Fund may effect "closing sale transactions." If a Fund, as a writer of an option, wishes to terminate the obligation, it may effect a closing purchase transaction by buying an option of the same series as the option previously written. The International Fund also may liquidate its position in an option it holds by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or, in the case of the International Fund, is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

         Put Options: The Funds may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

         The Funds' use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally only purchase or write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options. In such a case, the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange can include any of the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

20. Options on Stock Indices. The Funds may purchase put options and may purchase and sell call options on stock indices. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

         The Funds will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures.

         When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

         The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of puts and calls on stock indices. The Funds may effect closing sale and the International Fund may effect closing purchase transactions, as described above in connection with options on equity securities.

         The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

         Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability of the Funds to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. The Funds will not purchase or sell any index option contract unless and until the Funds investment advisor or sub-investment advisor believes the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

         Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

         There are also certain special risks involved in purchasing put and call options on stock indices. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

21. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

         The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

         The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

         The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Options on Equities."

         The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

         If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Options on Equity Securities."

22. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

         The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

         If, on the other hand, the Fund's Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

         The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

         The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

23. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

         A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

         A Fund's successful use of stock index futures contracts depends upon the Advisor or Sub-Advisor's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

24. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

         The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

         The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

25. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

         The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

26. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

         Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

         The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

27. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

         By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the International Fund's Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in "Special Risks of Foreign Investments and Foreign Currency Transactions."

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

28. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

29. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND,
HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes and Bonds. The Intermediate-Term Treasury Fund and the Managed Bond Fund also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S.
     Treasury  are  supported  by the full  faith  and  credit  of the U.S.
     government.

2. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

3. Agency Subordinated Debt: The Funds may invest in subordinated debt instruments issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and by federally related institutions. These securities are not backed by the full faith and credit of the U.S. government. Subordinated agency debt is unsecured, subordinated obligations of the agency, ranking junior in right of payment to certain other existing and future obligations of the agency. Subordinated debt is among the first after equity to lose value in the event of financial failure. Investors are exposed to loss and do not benefit, as equity shareholders might, from excessive risk taking.

4. Corporate Debt Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund and Managed Bond Fund Only). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top four grades (Baa or BBB or higher) respectively by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

5. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds". The Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements that mature in more than seven days.

6. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds".

7. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

8. Short-Term Investing. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information--Stock Funds."

9. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund Only). See the description of such securities under "Additional Investment Information--Stock Funds."

10. Mortgage-Backed Securities. The mortgage-backed securities in which the Funds may invest represent ownership in a pool of mortgage loans or securities collateralized by pools of mortgage loans. Government National Mortgage Association (GNMA): Ginnie Maes are general obligations of the U.S. Treasury backed by Federal Housing Administration (FHA)-insured and Veterans Administration (VA) guaranteed mortgages plus the general guarantee of GNMA, which carries the full faith and credit of the U.S. Government. GNMA securities include "modified pass-through" securities or collateralized mortgage obligations ("CMOs"). Federal Home Loan Mortgage Corporation (FHLMC): Freddie Mac participation certificates are backed by both FHA and VA mortgages and privately insured conventional mortgages plus the general guarantee of FHLMC, a privately managed public institution owned by the Federal Home Loan Bank Board System members. Federal National Mortgage Association (FNMA): Fannie Mae mortgage backed securities are issued and guaranteed by FNMA, a government-sponsored, publicly held company, and backed by both conventional and FHA and VA mortgages.

11. GNMA Collateralized Mortgage Obligations: GNMA securities include "modified pass-through" securities or collateralized mortgage obligations ("CMOs"). Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Funds may purchase CMOs that are interests in real estate mortgage investment conduits ("REMICs") sponsored by GNMA. Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

     The rate of interest payable on collateralized mortgage obligation ("CMO") classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

12. Other Collateralized Mortgage Obligations. Obligations issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC) or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC). CMOs are securities collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments on the CMO is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof.

13. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16. High-Yield, Debt Securities (High-Yield Fund Only). The High-Yield Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a grater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17. Debt Securities with Equity Features (High-Yield Fund Only). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. Payment-in Kind (High-Yield Fund Only). The High-Yield Fund may hold "payment-in-kind" fixed-income securities. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. Liquidity and Valuation (High-Yield Fund Only). The liquidity and price of high-yield, debt securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

     The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. See "Description of Ratings" for a description of debt securities ratings.

20. Municipal Securities (High-Yield and Managed Bond Funds Only). The Fund may invest in obligations of, or guaranteed by, the U.S Government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's, S&P or Fitch during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

21. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P, Moody's and Fitch ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.





INTERMEDIATE-TERM MUNICIPAL BOND FUND, MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade (or in comparable unrated bonds subject to the 20% limit). Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment-grade security (such below investment-grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment-grade securities.

         The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax, and in the case of the California Fund, exempt from California personal income tax.

         Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

         General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

         Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate-Term Municipal Bond Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

         Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

         Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         Certificates of Participation ("COP") in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

         Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUNDS

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and the Tax-Free Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

The Money Market Funds may not invest more than 5% of their total assets in second tier securities. In addition, the Money Market Funds may not invest more than 1% of their total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds currently intend to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Money Market Funds may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

Except as noted, each Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities which provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.

4. Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds."
     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because
     Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities.

     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

6. Tax-Exempt Commercial Paper (Tax-Free Money Market Fund Only). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

7. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds.

8. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S.
     dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

9. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

10. Mortgage-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund." In addition to the agency-insured or guaranteed mortgage loan pools described there, the Money Market Fund may purchase securities collateralized by mortgage loans or by mortgage-backed securities which are not insured or guaranteed by any U.S. governmental agency, but which carry private issuer guarantees, surplus collateral levels or other credit enhancements sufficient to obtain credit ratings making them eligible for purchase by the Funds.

11. Asset-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

12. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA").

13. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes (Money Market Fund Only). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

14. Municipal Bonds (Tax-Free Money Market Fund Only). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     Bond Anticipation Notes (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

15. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

16. Yankee Debt Securities and Eurodollar Bonds (Money Market Fund Only). See the description of such securities under "Additional Investment Information - Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund.

17. Shares of No-Load, Open-End Investment Companies That Invest in Tax-Exempt Securities With Remaining Maturities of Thirteen Months or Less (Tax-Free Money Market Fund Only). Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL INVESTMENT RISKS


BELOW INVESTMENT-GRADE BONDS:


The Dividend Income, Small Company Value, U.S. Growth, Small Company Growth, and High-Yield Funds may invest in, and the other Funds as a result of downgrades may own, below investment-grade bonds. Below investment-grade bonds are speculative and involve greater investment risks than investment-grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment-grade bonds may experience increased volatility.

Below investment-grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment-grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment-grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment-grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment-grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS:

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Special Risks of Foreign Investments and Foreign Currency Transactions."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

To help reduce certain risks associated with hedging transactions, the Common Stock Trust's Board of Trustees has adopted the requirement that forward contracts, options, futures contracts and options on futures contracts be used on behalf of the Funds to hedge investment risk and not for speculation. In addition, the Boards of Trustees have adopted the following percentage restrictions on the use of options, futures contracts and options on futures contracts:

   (i) A Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

   (ii) A Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

   (iii) A Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.


GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

Northwest Fund. Due to its geographic concentration requirement, the number of issuers whose securities are eligible for purchase by the Fund is significantly less than the number available for many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region, but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time. The Fund will not sell a stock in a company that satisfied the Fund's definition of a "Northwest" company at the time of purchase solely because the company no longer meets that definition.

International Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.


Small Company Value Fund and Small Company Growth Fund. The Small Company Value and Small Company Growth Funds invest in small-sized companies which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative. Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and involve greater risk than do investments in companies with established operating records.


California Tax-Free Income Fund. The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund ("California Fund") plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

The State of California. California's economy and the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the previous four recession years was finally eliminated. Moody's Investors Service, Standard & Poor's and Fitch, Inc. currently rate the State's general obligation bonds Aa3, AA-minus and AA-minus, respectively. Such ratings may be in jeopardy, however, as a result of the state's current energy crisis. See "California Energy Crisis," below.

The 2000 Budget Act, signed by the Governor of California on June 20, 2000, projected General Fund revenues and transfers of $73.9 billion, an increase of
3.8 percent above the estimates for 1999-2000, and appropriated $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000. This reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties.

California generates about 70 percent of its revenues from a state personal income tax and a sales tax, and spends more than half of all revenues on education.

California Energy Crisis. Because of capacity constraints in electric generation and transmission, California's electric utilities have been forced since the Summer of 2000 to purchase wholesale power at high prices. Under the deregulation rules for the electric industry that have been in place since 1996 (See "Electric Utility Restructuring," below), two of the State's large investor-owned utility ("IOU") companies were not allowed to charge customers the full cost of electricity, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale costs. This situation created a financial strain on the IOU's and caused certain of them to default on their debt obligations. As a result, the major credit rating agencies have reduced the ratings on corporate debt issued by the IOU's to below investment grade, thus further hampering the ability of the IOU's to finance the purchase of wholesale electricity.

At the time the Prospectus was prepared, there was a possibility that one or more of the IOU's might be compelled to declare bankruptcy or significantly reduce operations. Many political subdivisions in California have invested public funds in debt issued by the IOU's and/or receive taxes, fees, or other revenues from the IOU's. Therefore if an IOU were to default on its debt obligations, declare bankruptcy or significantly reduce operations, such action could have a negative impact on the financial capabilities of these political subdivisions.

Additionally, as a result of the capacity shortfall in electric generation and transmission, the California Independent System Operator has ordered, and will likely continue to order, rolling power outages for consumers in various parts of the State. Such interruptions in electrical service may have a negative impact upon the economy of California. Though legislation was enacted to streamline the process for siting new power plants, it will be several years until a significant number of new suppliers will enter the California market.

At least one of the IOU's also serves as the natural gas utility for a large portion of the State. Although the retail rates for natural gas are not capped in the same manner as the retail rates for electricity, that IOU is experiencing difficulty obtaining natural gas on the wholesale market on a credit basis. Consequently, that IOU has indicated that it may suspend natural gas service indefinitely to customers in several major metropolitan areas. An extended interruption in natural gas service could have a negative impact upon the economy of California.

On March 27, 2001, the California Public Utilities Commission approved a 46% rate increase. While the California Legislature, the California Public Utilities Commission, and the Federal Energy Commission are all considering further actions to deal with shortcomings in California's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be. However, some of the actions that have been taken or proposed would involve the expenditure of surplus funds or the issuance of debt by the State in order to purchase energy on the wholesale market, support the IOU's and/or bring electrical infrastructure under public ownership. Such expenditures or debt issuance could have a negative impact on the credit rating of the State or the ability of the State to meet its debt obligations. As a result, Standard & Poor's recently placed the State on Credit Watch with negative implications.

Tax and Spending Limitations. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by these local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of Santa Clara County Local Transportation Authority v. Guardino, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The Guardino decision left unresolved (1) whether its conclusions apply retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 Guardino decision and (2) what statute of limitations applies to a taxpayer challenge. These questions are expected to be resolved in a case now pending before the California Supreme Court entitled Howard Jarvis Taxpayers Association v. City of La Habra.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Lease Financing. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

In the 1998 decision in Rider v. City of San Diego, the California Supreme Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.

Land-Secured Financing. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefitted property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.

Electric Utility Restructuring. In 1996 California enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provided for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provided for an immediate rate reduction for small users; created an independent power exchange to administer a wholesale power pool; created an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

Many political subdivisions within California operate municipally-owned electric utilities. Such utilities are not subject to the jurisdiction of the California Public Utilities Commission and were not subject to many of the requirements of the 1996 electric industry restructuring. However, to the extent such utilities must purchase power on the wholesale market to supplement the power that they generate using their own facilities, these utilities may face additional costs associated with the increased cost of power on the wholesale market. Such utilities may also face additional costs associated with fluctuations in the natural gas market.


LENDING OF PORTFOLIO SECURITIES.

The Funds may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Fund. Securities will be loaned only to parties that SAM deems creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities a Fund may lend up to 33-1/3rd of the Fund's total assets, and require (i) that the borrower provide the Fund with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned, (ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Fund at any time, and (iv) that the Fund must receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If a Fund is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market.

 REDEMPTION IN KIND

 If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule l8f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

SALES CHARGE WAIVERS

We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you may be eligible, contact SAFECO or your financial advisor for further information.

Waiver of Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:

  1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

  2. Companies exchanging shares with or selling assets to one or more of the SAFECO Mutual Funds pursuant to a merger, acquisition or exchange offer;

  3.     Any of the direct or indirect affiliates of SAFECO Securities;

  4. Purchases made through the automatic investment of dividends and distributions paid by another SAFECO Mutual Fund;

  5. Tax-qualified employee benefit plans and non-qualified benefit plans which are clients of administrators or consultants which have entered into agreements with SAFECO Securities or any of its affiliates;

  6. Retirement plan participants who borrow from their retirement accounts by redeeming SAFECO Mutual Fund shares and subsequently repay such loans via a purchase of SAFECO Mutual Fund shares;

  7. Retirement plan participants who receive distributions from a tax-qualified employer- sponsored retirement plan, which is invested in SAFECO Mutual Fund shares, the proceeds of which are reinvested in SAFECO Mutual Fund shares;

  8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

  9. Current or retired officers, directors, trustees or employees of any SAFECO Mutual Fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

CDSC Waivers. The CDSC for Class B and Class C shares currently is waived in the following circumstances:

(a) total or partial redemptions made within one year following the death or disability of a shareholder;
(b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions beginning for the year in which you attain age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

(c)      total  or  partial  redemption   resulting  from  a  distribution
         following retirement in the case of a tax-qualified employer-sponsored retirement plan;

(d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

(e) reinvestment in Class B or Class C shares of a Fund, as applicable, within 60 days of a prior redemption;

(f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

(g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

(h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

SAFECO will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. SAFECO will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

CONVERSION OF CLASS B SHARES

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share ("NAVs") of the Classes, within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other SAFECO Fund. Shareholders who have converted Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL

Each Fund (other than the Money Market Funds) determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of each class of shares of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value until the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Advisor under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.


MONEY MARKET FUNDS

The portfolio instruments of each Money Market Fund are valued on the basis of amortized cost. The valuation of each Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price-per-share as computed for the purpose of sales and redemptions at $1.00.

These procedures include a review of each Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether a Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information"), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Funds' yields will fluctuate with general money market interest rates.

PERFORMANCE INFORMATION

GENERAL

Effective September 30, 1996, all of the then-existing shares of each of the Funds were redesignated No-Load Class shares, and Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Value Fund, Intermediate-Term U.S. Treasury Fund, Managed Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund, and Money Market Fund commenced offering Advisor Class A and Advisor Class B shares. The High-Yield Fund and U.S. Value Fund commenced offering Advisor Class A and Advisor Class B shares on January 31, 1997, and April 30, 1997, respectively. Effective May 1, 2000 the GNMA Fund commenced offering Advisor Class A and Class B shares, and the following Funds commenced offering Advisor Class C shares:
Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, High-Yield Fund and Money Market Fund.


With respect to the Growth Opportunities, Equity, Dividend Income, Northwest, International, and Money Market Funds, the performance information that follows for Class C shares reflects (1) actual performance of Class C Shares of such Funds for the period May 1, 2000 to December 31, 2000; (2) the actual performance of Class B shares of such Funds for the period from January 1, 2000 to April 30, 2000 and the years ended, December 31, 1999, December 31, 1998 and December 31, 1997; and (3) performance of the No-Load Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule l2b-1 fees were reflected.

Except for the High-Yield, U.S. Value and GNMA Funds, the performance information with respect to Class A and Class B of the Funds' shares that follows reflects (1) the actual performance of Class A and Class B shares of the Funds for the years ended December 31, 2000, December 31, 1999, December 31, 1998 and December 31, 1997; (2) the actual performance of Class A and Class B shares of the Funds for the period September 30, 1996 to December, 31, 1996; and
(3) the performance of the No-Load Class shares of each Fund, restated to reflect the sales charges but not the Rule l2b-1 fees of Class A and Class B shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule l2b-1 fees were reflected.

For the High-Yield Fund, the performance information with respect to Class A and B shares that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the years ended December 31, 2000, 1999 and 1998, and the period from January 31, 1997 to December 31, 1997 and (2) the performance of the No-Load Class shares of the Fund, restated to reflect the sales charge but not the Rule l2b-1 fees of Class A and Class B shares, for the periods prior to January 31, 1997. The performance information with respect to Class C shares that follows reflects (1) the actual performance of Class C shares of the Fund for the period May 1, 2000 to December 31, 2000; (2) the actual performance of Class B shares of such Fund for the period from January 1, 2000 to April 30, 2000 and the years ended December 31, 1999 and December 31, 1998 and for the period from January 31, 1997 to December 31, 1997; and (3) performance of the No-Load Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to January 31, 1997. Performance information for the periods prior to January 31, 1997, would have been lower if these Rule l2b-1 fees were reflected.

For the U.S. Value Fund, the performance information that follows reflects actual performance of the Class A and Class B shares of the Fund since April 30, 1997 (initial public offering).

For the GNMA Fund, the performance information for Class A and Class B shares that follows reflects (1) the actual performance of Class A and Class B shares for the period May 1, 2000 to December 31, 2000; (2) the performance of the No-Load Class shares of the Fund, restated to reflect the sales charge but not the Rule 12b-1 fees of Class A and Class B shares for the period from January 1, 2000 to April 30, 2000 and the years ended December 31, 1999 and prior. Performance information for the GNMA Fund would have been lower if these Rule 12b-1 fees were reflected.

Performance information and quoted ratings are indicative only of past performance and are not intended to represent future investment results.

Total Returns and Average Total Returns (Non-Standard returns not reflecting sales charges - Load Shares only)

For the following Funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 2000 were as follows:

                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  -4.52%      -5.10%     -5.18%     87.85%     81.89%     81.72%     348.92%    334.68%    334.27%

Equity Fund                -11.34%     -11.91%    -11.83%    86.45%     79.97%     80.14%     369.74%    353.41%    353.85%

Dividend Income Fund       -6.59%      -7.29%     -7.21%     55.47%     51.21%     51.35%     209.98%    201.48%    201.76%

Intermediate-Term U.S.     10.56%      9.78%      N/A        27.76%     24.06%     N/A        92.77%     87.19%     N/A
Treasury Fund

GNMA Fund                  9.25%       8.82%      N/A        32.48%     31.96%     N/A        92.10%     91.34%     N/A

High-Yield Fund            -5.75%      -6.52%     -6.49%     26.39%     22.49%     22.54%     136.40%    129.11%    129.20%

Municipal Bond Fund        13.76%      12.87%     N/A        27.90%     24.19%     N/A        98.74%     92.96%     N/A

California Tax-Free        18.41%      17.63%     N/A        29.45%     25.48%     N/A        104.06%    97.81%     N/A
Income Fund


For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 2000 were as follows:

                     1 Year                           5 Years                          Since Initial Public Offering
                     -------                          -------                          -----------------------------
                     Class A    Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                     -------    -------    -------    -------    -------    -------    -------    -------    -------
Northwest Fund       -16.27%    -16.88%    -16.88%    99.28%     93.94%     93.94%     216.36%    207.88%    207.88%    (118
                                                                                                                        months)*
Managed Bond Fund    11.19%     10.39%     N/A        23.88%     19.48%     N/A        41.00%     35.99%     N/A        (82
                                                                                                                        months)**
* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994





For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 2000 were as follows:

                               1 Year                                  Since Initial Public Offering
                               -------                                 -----------------------------
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  4.71%         4.03%        N/A          53.07%       48.22%      N/A         (59 months)***

International Fund             -11.05%       -11.52%      -11.70%      54.87%       49.79%      49.49%      (59 months)***

Small Company Value Fund       -7.65%        -8.43%       N/A          25.62%       21.31%      N/A         (59 months)***

U.S. Value Fund                0.97%         0.24%        N/A          38.60%       35.10%      N/A         (44 months)****

***      Inception of Fund January 31, 1996.
****     Inception of Fund April 30, 1997.


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended
December 31, 2000 were as follows:

                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class      Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------
                                                                                                         B
Growth Opportunities Fund  $9,548      $9,490     $9,486     $18,785    $18,189    $18,180    $44,892    $43,468    $43,447

Equity Fund                $8,866      $8,809     $8,822     $18,645    $17,997    $18,023    $46,974    $45,341    $45,406

Dividend Income Fund       $9,341      $9,271     $9,279     $15,547    $15,121    $15,135    $30,998    $30,148    $30,176

Intermediate-Term U.S.     $11,056     $10,978    N/A        $12,776    $12,406    N/A        $19,277    $18,719    N/A
Treasury Fund

GNMA Fund                  $10,925     $10,882    N/A        $13,248    $13,196    N/A        $19,210    $19,134    N/A

High-Yield Fund            $9,425      $9,348     $9,351     $12,639    $12,249    $12,254    $23,640    $22,911    $22,920

Municipal Bond Fund        $11,376     $11,287    N/A        $12,790    $12,419    N/A        $19,874    $19,296    N/A

California Tax-Free        $11,841     $11,763    N/A        $12,945    $12,548    N/A        $20,406    $19,781    N/A
Income Fund


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods to December 31, 2000 were as follows:

                     1 Year                         5 Years                        Since Initial Public Offering
                     -------                        -------                        -----------------------------
                     Class A    Class     Class C   Class A    Class     Class C   Class A    Class B   Class C
                     -------    ------    -------   -------    ------    -------   -------    -------   -------
                                B                              B
Northwest Fund       $8,373     $8,312    $8,312    $19,928    $19,394   $19,394   $31,636    $30,788   $30,788   (118
                                                                                                                  months)*
Managed Bond Fund    $11,119    $11,039   N/A       $12,388    $11,948   N/A       $14,100    $13,599   N/A       (82
                                                                                                                  months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 2000 were as follows:

                               1 Year                                  Since Initial Public Offering
                               -------                                 -----------------------------
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  $10,471       $10,403      N/A          $15,307      $14,822     N/A         (59 months)***

International Fund             $8,866        $8,818       $8,812       $15,436      $14,928     $14,918     (59 months)***

Small Company Value Fund       $9,235        $9,157       N/A          $12,562      $12,131     N/A         (59 months)***

U.S. Value Fund                $10,097       $10,024      N/A          $13,860      $13,510     N/A         (44 months)****
*** Inception of Fund January 31, 1996
**** Inception of Fund April 30, 1997


For the following Funds, the average annual total returns for the one-, five-and ten-year periods, or inception of the Fund to the period ended December 31, 2000 were as follows:

                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  -4.52%      -5.10%     -5.18%    13.44%     12.71%     12.69%     16.20%     15.83%     15.82%

Equity Fund                11.34%     -11.91%    -11.83%    13.27%     12.47%     12.49%     16.73%     16.32%     16.33%

Dividend Income Fund       -6.59%      -7.29%     -7.21%     9.23%      8.62%      8.64%      11.98%     11.67%     11.68%

Intermediate-Term U.S.     10.56%      9.78%      N/A        5.02%      4.41%      N/A        6.78%      6.47%      N/A
Treasury Fund

GNMA Fund                   9.25%      8.82%      N/A        5.79%      5.70%      N/A        6.75%      6.70%      N/A

High-Yield Fund            -5.75%      -6.52%     -6.49%     4.79%      4.14%      4.15%      8.98%      8.64%      8.65%

Municipal Bond Fund        13.76%      12.87%     N/A        5.05%      4.43%      N/A        7.11%      6.79%      N/A

California Tax-Free        18.41%      17.63%     N/A        5.30%      4.64%      N/A        7.39%      7.06%      N/A
Income Fund

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 2000 were as follows:

                    1 Year                           5 Years                       Since Initial Public Offering
                    -------                          -------                       -----------------------------
                    Class A    Class B    Class C    Class A   Class     Class C   Class A    Class B   Class C
                    -------    -------    -------    -------   ------    -------   -------    -------   -------
                                                               B
Northwest Fund      -16.27%    -16.88%    -16.88%    14.79%    14.17%    14.17%    12.34%     12.03%    12.03%    (118
                                                                                                                  months)*
Managed Bond Fund   11.19%     10.39%     N/A        4.38%     3.62%     N/A       5.15%      4.60%     N/A       (82
                                                                                                                  months)**
* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994



For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 2000 were as follows:

                               1 Year                                  Since Initial Public Offering
                               -------                                 -----------------------------
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  4.71%         4.03%        N/A          9.04%        8.33%       N/A         (59 months)***

International Fund             -11.05%       -11.52%      -11.70%      9.30%        8.56%       8.52%       (59 months)***

Small Company Value Fund       -7.65%        -8.43%       N/A          4.75%        4.01%       N/A         (59 months)***

U.S. Value Fund                0.97%         0.24%        N/A          9.30%        8.54%       N/A         (44 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

 Total Returns And Average Total Returns (Standard returns reflecting sales charges for Load Shares and standard returns for No-Load Shares)

For the following funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 2000 were as follows:

Load Class Shares
                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  -10.03%     -9.84%     -6.13%     77.03%     79.89%     81.72%     323.20%    334.68%    334.27%

Equity Fund                -16.45%     -16.19%    -12.68%    75.68%     77.97%     80.14%     342.60%    353.41%    353.85%

Dividend Income Fund       -11.95%     -11.89%    -8.13%     46.55%     49.21%     51.35%     192.07%    201.48%    201.76%

Intermediate-Term U.S.     5.60%       4.78%      N/A        22.03%     22.09%     N/A        84.07%     87.19%     N/A
Treasury Fund

GNMA Fund                  4.32%       3.82%      N/A        26.55%     30.01%     N/A        83.49%     91.34%     N/A

High-Yield Fund            -9.94%      -10.85%    -7.35%     20.72%     20.83%     22.54%     125.68%    129.11%    129.20%

Municipal Bond Fund        8.62%       7.87%      N/A        22.18%     22.24%     N/A        89.75%     92.96%     N/A

California Tax-Free        13.09%      12.63%     N/A        23.59%     23.51%     N/A        94.87%     97.81%     N/A
Income Fund


No-Load Class Shares
                                          1 Year                     5 Years                    10 Years
                                          ------                     -------                    --------
Growth Opportunities Fund                 -4.16%                     89.22%                      352.20%

Equity Fund                              -10.97%                     88.90%                      375.90%

Dividend Income Fund                      -6.36%                     57.90%                      214.81%

Intermediate-Term U.S.                    10.74%                     29.34%                      95.16%
Treasury Fund

GNMA Fund                                 9.50%                      32.77%                      92.53%

High-Yield Fund                           -5.52%                     27.47%                      138.42%

Municipal Bond Fund                       14.17%                     30.10%                      102.14%

California Tax-Free                       18.79%                     31.04%                      106.57%
Income Fund


For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 2000 were as follows:

Load Class Shares

                       1 Year                           5 Years                         Since Initial Public Offering
                       -------                          -------                         -----------------------------
                       Class A    Class B    Class C    Class A   Class B    Class C    Class A    Class B    Class C
                       -------    -------    -------    -------   -------    -------    -------    --------   -------
 Northwest Fund        -21.10%    -21.04%    -17.72%    87.87%    91.94%     93.94%     198.17%    207.88%    207.88%    (118
                                                                                                                         months)*
 Managed Bond Fund     6.22%      5.39%      N/A        18.35%    17.59%     N/A        34.64%     35.99%     N/A        (82
                                                                                                                         months)**

No-Load Class Shares



                                  1 Year                5 Years             Since Initial
                                  -------               -------             ----- -------
                                                                           Public Offering
Northwest Fund                    -16.11%               101.98%                220.64%         (118 months)*

Intermediate-Term                   7.44%                25.15%                 45.88%         (93 months)***
Municipal Bond Fund

Managed Bond Fund                 11.57%                 25.96%                 43.37%         (82 months)**
*      Inception of Fund February 7, 1991
**     Inception of Fund February 28, 1994
***    Inception of Fund March 18, 1993


For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 2000 were as follows:

Load Class Shares
                               1 Year                                  Since Initial Public Offering
                               -------                                 -----------------------------
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  -1.28%        -0.97%       N/A          44.27%       46.22%      N/A         (59 months)***

International Fund             -16.16%       -15.71%      -12.54%      45.97%       47.79%      49.49%      (59 months)***

Small Company Value Fund       -12.99%       -13.01%      N/A          18.40%       19.31%      N/A         (59 months)***

U.S. Value Fund                -4.84%        -4.81%       N/A          30.64%       28.30%      N/A         (44 months)****

No-Load Class Shares
                                        1 Year                Since Initial Public
                                                                    Offering
Balanced Fund                           5.09%                        55.31%              (59 months)***

International                          -10.95%                       56.75%              (59 months)***
Fund

Small Company Value Fund                -7.54%                       27.57%              (59 months)***

U.S. Value Fund                         1.18%                        40.76%              (44 months)****
***      Inception of Fund January 31, 1996.
****  Inception of Fund April 30, 1997.


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended
December 31, 2000 were as follows:

Load Class Shares
                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  $8,997      $9,016     $9,391     $17,703    $17,989    $18,180    $42,320    $43,468    $43,447

Equity Fund                $8,355      $8,381     $8,736     $17,568    $17,797    $18,023    $44,260    $45,341    $45,406

Dividend Income Fund       $8,805      $8,811     $9,187     $14,655    $14,921    $15,135    $29,207    $30,148    $30,176

Intermediate-Term U.S.     $10,560     $10,478    N/A        $12,203    $12,209    N/A        $18,407    $18,719    N/A
Treasury Fund

GNMA Fund                  $10,432     $10,382    N/A        $12,655    $13,001    N/A        $18,349    $19,134    N/A

High-Yield Fund            $9,006      $8,915     $9,265     $12,072    $12,083    $12,254    $22,568    $22,911    $22,920

Municipal Bond Fund        $10,862     $10,787    N/A        $12,218    $12,224    N/A        $18,975    $19,296    N/A

California Tax-Free        $11,309     $11,263    N/A        $12,359    $12,351    N/A        $19,487    $19,781    N/A
Income Fund

No-Load Class Shares


                                           1 Year                   5 Years                  10 Years
                                           ------                   -------                  --------
 Growth Opportunities Fund                 $9,584                   $18,922                   $45,220

 Equity Fund                               $8,903                   $18,890                   $47,590

 Dividend Income Fund                      $9,364                   $15,790                   $31,481

 Intermediate-Term                        $11,074                   $12,934                   $19,516
 U.S. Treasury Fund

 GNMA Fund                                $10,950                   $13,277                   $19,253

 High-Yield Fund                           $9,448                   $12,747                   $23,842

 Municipal Bond Fund                       $11,417                  $13,010                   $20,214

 California Tax-Free                       $11,879                  $13,104                   $20,657
 Income Fund


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods ended December 31, 2000 were as follows:

Load Class Shares

                     1 Year                         5 Years                     Since Initial Public Offering
                     -------                        -------                     -----------------------------

                     Class A    Class B   Class C   Class A    Class B   Class C   Class A    Class B   Class C
                     -------    ------    -------   -------    ------    -------   -------    -------   -------

Northwest Fund       $7,890     $7,896    $8,228    $18,787    $19,194   $19,394   $29,817    $30,788   $30,788   (118
                                                                                                                  months)*
Managed Bond Fund    $10,622    $10,539   N/A       $11,835    $11,759   N/A       $13,464    $13,599   N/A       (82
                                                                                                                  months)**

No-Load Class Shares
                                   1 Year                     5 Years           Since Initial Public Offering
                                   -------                    -------           -----------------------------

Northwest Fund                      $8,389                    $20,198                  $32,064 (118 months)*

Intermediate-                      $10,744                    $12,515                  $14,588 (93 months)***
Term Municipal
Bond Fund

Managed Bond Fund                  $11,157                    $12,596                   $14,337 (82 months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994
***Inception of Fund March 18, 1993


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering period ended December 31, 2000 were as follows:

Load Class Shares
                               1 Year                                  Since Initial Public Offering
                               -------                                 -----------------------------
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  $9,872        $9,903       N/A          $14,427      $14,822     N/A         (59 months)***

International Fund             $8,356        $8,400       $8,728       $14,548      $14,928     $14,918     (59 months)***

Small Company Value Fund       $8,701        $8,699       N/A          $11,840      $12,131     N/A         (59 months)***

U.S. Value Fund                $9,516        $9,519       N/A          $13,064      $13,510     N/A         (44 months)****

No-Load Class Shares
                                      1 Year               Since Initial
                                                          Public Offering
                                      -------            -----------------
Balanced Fund                         $10,509                 $15,531          (59 months) ***

International Fund                     $8,911                 $15,686          (59 months) ***

Small Company Value Fund               $9,246                 $12,757          (59 months) ***

U.S. Value Fund                       $10,118                 $14,076          (44 months) ****


***      Inception of Fund January 31, 1996.
****     Inception of Fund April 30, 1997.


For the following funds, the average annual total returns for the one-, five-and ten-year periods ended December 31, 2000 were as follows:

Load Class Shares
                              1 Year                           5 Years                         10 Years
                              -------                          -------                         --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B   Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  -10.03%     -9.84%     -6.13%     12.10%     12.46%     12.69%     15.52%     15.83%     15.82%

Equity Fund                -16.45%     -16.19%    -12.68%    11.93%     12.22%     12.49%     16.04%     16.32%     16.33%

Dividend Income Fund       -11.95%     -11.89%    -8.13%     7.94%      8.33%      8.64%      11.31%     11.67%     11.68%

Intermediate-Term U.S.     5.60%       4.78%      N/A        4.06%      4.07%      N/A        6.29%      6.47%      N/A
Treasury Fund

GNMA Fund                  4.32%       3.82%      N/A        4.82%      5.39%      N/A        6.26%      6.70%      N/A

High-Yield Fund            -9.94%      -10.85%    -7.35%     3.84%      3.86%      4.15%      8.48%      8.64%      8.65%

Municipal Bond Fund        8.62%       7.87%      N/A        4.09%      4.10%      N/A        6.61%      6.79%      N/A

California Tax-Free        13.09%      12.63%     N/A        4.33%      4.31%      N/A        6.90%      7.06%      N/A
Income Fund

No-Load Class Shares
                                          1 Year                   5 Years                  10 Years
                                          ------                   -------                  --------
Growth Opportunities Fund                 -4.16%                    13.60%                   16.29%

Equity Fund                              -10.97%                    13.56%                   16.88%

Dividend Income Fund                      -6.36%                    9.57%                    12.15%

Intermediate-Term U.S.                    10.74%                    5.28%                     6.92%
Treasury Fund

GNMA Fund                                 9.50%                     5.83%                     6.77%

High-Yield Fund                           -5.52%                    4.97%                     9.08%

Municipal Bond Fund                       14.17%                    5.40%                     7.29%

California Tax-Free                       18.79%                    5.55%                     7.52%
Income Fund

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 2000 were as follows:

Load Class Shares
                       1 Year                           5 Years                          Since Initial
                       -------                          -------
                                                                                        Public Offering
                     Class A    Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                     -------    -------    -------    -------    -------    -------    -------    -------    -------
Northwest Fund       -21.10%    -21.04%    -17.72     13.44%     13.93%     14.17%     11.67%     12.03%     12.03%    (118
                                                                                                                       months)*
Managed Bond Fund    6.22%      5.39%      N/A        3.43%      3.29%      N/A        4.45%      4.60%      N/A       (82
                                                                                                                       months)**

No-Load Class Shares
                                 1 Year                5 Years                 Since Initial Public Offering
                                 ------                -------                 ----- -------------- --------
Northwest Fund                   -16.11%                15.10%                      12.50% (118 months)*
Intermediate- Term                 7.44%                 4.59%                       4.97% (93 months)***
Municipal Bond Fund


Managed Bond Fund                 11.57%                 4.72%                       5.41% (82 months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994
*** Inception of Fund March 18, 1993


For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 2000 were as follows:

Load Class Shares
                                    1 Year                                  Since   Initial
                                                                         Public     Offering
                               Class A       Class B      Class C      Class A      Class B     Class C
                               -------       -------      -------      -------      -------     -------
Balanced Fund                  -1.28%        -0.97%       N/A          7.74%        8.03%       N/A         (59 months)***

International Fund             -16.16%       -15.71%      -12.54%      7.99%        8.27%       8.52%       (59 months)***

Small Company Value Fund       -12.99%       -13.01%      N/A          3.49%        3.66%       N/A         (59 months)***

U.S. Value Fund                -4.84%        -4.81%       N/A          7.55%        7.02%       N/A         (44 months)****

No-Load Class Shares
                                                 1 Year                         Since Initial Public Offering
Balanced Fund                                     5.09%                              9.37% (59 months)***

International Fund                               -10.95%                             9.57% (59 months)***

Small Company Value Fund                         -7.54%                              5.08% (59 months)***

U.S. Value Fund                                   1.18%                             9.76% (44 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

YIELD AND EFFECTIVE YIELD

For the following Funds, the yields for the 30-day period ended December 31, 2000 were as follows:

Fund                                          No-Load           Class A           Class B          Class C
-----                                         -------           -------           -------          -------
Intermediate Term U.S. Treasury Fund          5.21%             4.75%             4.66%            N/A
GNMA Fund                                     6.49%             5.93%             5.47%            N/A
High-Yield Fund                               11.37%            10.79%            11.20%           10.09%
Managed Bond Fund                             6.02%             5.83%             5.52%            N/A

For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 2000 were as follows:

                                                       No-Load Class     Class A          Class B
Municipal Bond Fund
-Yield                                                 5.00%             4.44%            3.84%
-Tax-Equivalent Yield                                  8.28%             7.35%            6.36%

Intermediate-Term Municipal Bond Fund
- Yield                                                3.91%             N/A              N/A
- Tax-Equivalent Yield                                 6.47%             N/A              N/A


California Tax-Free Income Fund*
-Yield                                                 4.67              4.16%            3.67%
-Tax-Equivalent Yield                                  8.52%             7.59%            6.70%

*maximum combined federal and California tax rates of 45.2%


For the Money Market Fund, the yield and effective yield for the 7-day period ended December 31, 2000 were as follows:

                                           No Load Class         Class A           Class B          Class C
Money Market Fund
-Yield                                     5.94%                 5.94%             5.94%            5.94%
-Effective Yield                           6.11%                 6.12%             6.12%            6.12%



For the Tax-Free Money Market Fund, the yield, the effective yield and tax equivalent yield at the maximum federal tax rate of 39.6% for the 7-day period ended December 31, 2000 were as follows:

                                           No Load Class         Class A           Class B          Class C
Tax Free Money Market Fund
 -Yield                                       3.96%                 N/A               N/A              N/A
 -Effective Yield                             4.04%                 N/A               N/A              N/A
 -Tax-Equivalent Yield                        6.56%                 N/A               N/A              N/A

CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

    T =                ERV-P             X        100
                       -----
                         P



The total return, expressed in dollars, is computed using the following formula:

         T = P(l +A)n

 The average annual total return is computed using the following formula:

                  A = [(EVR)/1/n/  -- 1]    x 100
                        ---
                         P


Where:        T= total return

              A =average annual total return

              n = number of years

         ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

            P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

  In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

  Yield for the Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:

                Yield = 2[ (a-b +1)/6/  - 1]
                            cd
  Where:    a =  dividends and interest earned during the period

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d = the maximum offering price per share on the last day of the period

Yield for the Money Market Funds is computed using the following formula:

                       Yield = [(x-y)-z] =        Base Period Return x    365
                               --------                                   ---
                                  y                                        7

Where:        x =  value of one share at the end of a 7-day period

              y =  value of one share at the beginning of a 7-day period ($1.00)

              z =  capital changes during the 7-day period, if any


Effective yield is computed using the following formula:

              Effective yield = [(Base Period Return +1) 365/7]-1



Tax-equivalent yield is computed using the following formula:

              Tax-equivalent yield = [eg] + [(e(1-g)]
                                     ----
                                     (1-f)

Where:         e =  yield as calculated above

               f = tax rate

               g = percentage of yield which is tax fee

During periods of declining interest rates, each Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in either Money Market Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (e.g., Thompson Financial, Lipper Inc., Morningstar, Inc., and Wiesenberger). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general, and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including, but not limited to: a Fund's beta, standard deviations, and price earning ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BLOOMBERG Magazine, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTORS' BUSINESS DAILY, KIPLINGERS', MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUNDS Magazine, NO LOAD FUND INVESTOR, NO LOAD FUNDS X, PENSIONS & INVESTMENTS, RUKEYSER'S MUTUAL FUNDS, SMART MONEY, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY, THE WALL STREET JOURNAL and WORTH).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment advisor, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage the Fund's portfolio, the research methodologies, including proprietary research methodologies of sub-advisors, underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

         AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX-Price-weighted (high priced issues have more influence than low-priced issues) average of 20 Blue chip stocks.

         DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively-traded Blue Chip stocks.

         NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

         S & P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

         WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 7000 stocks including all stocks on the New York and American Exchanges.

         MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

         RUSSELL 1000 INDEX - The 1000 largest firms in the Russell 3000 Index, which is composed of the 3000 largest companies in the United States as measured by total market capitalization.

         RUSSELL 1000 GROWTH INDEX-- Measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         RUSSELL 1000 VALUE INDEX - Measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

         RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index, which is composed of the 3000 largest companies in the United States as measured by total market capitalization.

         RUSSELL 2000 GROWTH INDEX - Measures performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

         RUSSELL 2000 VALUE INDEX - Measures performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         WM GROUP NORTHWEST 50 INDEX -- A broadly diversified group of 50 common stocks of companies based in Washington, Oregon, Idaho, Montana and Alaska, or doing significant business here. Companies included in the Index represent six industry sectors, with each sector weighted on a basis of personal income derived from that sector. Stocks within each sector are also weighted on the basis of their market capitalization.

Each Bond Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:


         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- The Lehman Brothers 7-Year Municipal Bond Index is comprised of municipal bonds maturing in 6 to 8 years.

         LEHMAN BROTHERS GOV'T/CORP. BOND INDEX -- The Lehman Brothers Gov't/Corp. Bond Index is comprised of every major U.S.
         government and investment-grade corporate bond with more than a year remaining until maturity.

         LEHMAN BROTHERS LONG MUNICIPAL BOND INDEX -- The Lehman Brothers Long Municipal Bond Index is comprised of municipal bonds maturing in 22 or more years.

         MERRILL LYNCH GNMA INDEX -- The Merrill Lynch GNMA Index is comprised of 132 issues of government pass-through mortgages with maturities from 15 to 30 years and par values of $100 million.

         MERRILL LYNCH HIGH-YIELD MASTER II INDEX -- The Merrill Lynch High-Yield Master II Index is comprised of outstanding debt of domestic market issuers rated below investment grade but not in default.

         MERRILL LYNCH INTERMEDIATE-TERM TREASURY INDEX -- The Merrill Lynch Intermediate-Term Treasury Index is comprised of coupon paying bonds valued at $1 billion or more with maturities between 1 to 9.9 years.

Information used in advertisements and materials furnished to present and prospective investors may include statement or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

         o        costs associated with aging parents;
         o funding a college education (including its actual and estimated cost);
         o health care expenses (including actual and projected expenses);
         o        long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
         o        retirement (including the availability of social security
                  benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds. Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS

Because each Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either Money Market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS

The Boards of Trustees have overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Boards of Trustees have approved contracts with various organizations to provide among other things, day to day management services required by each Fund.

TRUSTEES AND OFFICERS

Name, Address and Age                 Position(s) Held with        Principal Occupation(s) During Past 5 Years
---------------------                 ----------------------       -------------------------------------------
                                      the Trusts
                                      ----------


Randall H. Talbot*                    Chairman and Trustee         President of SAFECO Life Insurance Company since 1998.
5069 154th Place NE                                                From 1975 to 1998 he was employed at Talbot Financial
Redmond, WA 98052                                                  Corporation where he served as President and CEO.
(47)



Barbara J. Dingfield                  Trustee                      Consultant.  From 1994 to 1999 she was the Director of
19590 Landing Rd.                                                  Community Affairs for Microsoft Corporation, Redmond,
Mt. Vernon, WA 98273                                               Washington, a computer software company. Director of
(56)                                                               First SAFECO National Life Insurance Company of New
                                                                   York; Board Chair of United Way of King County; member
                                                                   of the Board of Managers of Swarthmore College.


Richard E. Lundgren                   Trustee                      Retired in 2000 from position as Director of Marketing
764 S. 293rd Street                                                and Customer Relations, Building Materials
Federal Way, WA 98032                                              Distribution, Weyerhaeuser Company, Tacoma, Washington;
(64)                                                               Director of First SAFECO National Life Insurance
                                                                   Company of New York.

Larry L. Pinnt                        Trustee                      Retired Vice President and Chief Financial Officer of
P.O. Box 87                                                        U.S. WEST Communications, Seattle, Washington; Chairman
Redmond, Washington                                                of University of Washington Medical Center Board,
98073--0087                                                        Seattle, Washington; Director of Cascade Natural Gas
(66)                                                               Corporation, Seattle, Washington; Director of First
                                                                   SAFECO National Life Insurance Company of New York;
                                                                   and Treasurer of Cancer Care Alliance (non-profit
                                                                   organizations), Seattle, Washington.




John W. Schneider                     Trustee                      President and sole owner of Wallingford Group, Inc.,
1808 N. 41st St.                                                   Seattle, Washington, a company consulting on the
Seattle, WA 98103                                                  acquisition/disposition and development of real estate;
(60)                                                               former President of Emerald Development Group, Inc. (a
                                                                   real estate development company), Seattle, Washington;
                                                                   Director of First SAFECO National Life Insurance
                                                                   Company of New York.


Ronald L. Spaulding                   Vice President               Chairman of SAFECO Asset Management Company; Treasurer
Two Union Square                      Treasurer                    and Chief Investment Officer of SAFECO Corporation;
601 Union Street                                                   Vice President of SAFECO Insurance Companies; Director,
25th Floor                                                         Vice President and Treasurer of First SAFECO National
Seattle, WA 98101                                                  Life Insurance Company of New York; former Senior
(57)                                                               Portfolio Manager of SAFECO insurance companies and
                                                                   Portfolio Manager for SAFECO mutual funds. See table
                                                                   under "Investment Advisory and Other Services."


David H. Longhurst                    Vice President,              Vice President, Treasurer, Controller and Secretary of
10865 Willows Rd NE                   Secretary, Controller        SAFECO Asset Management Company; Vice President,
Redmond, WA 98052                                                  Controller, Secretary and Treasurer of SAFECO Services
(44)                                                               Corporation; and Vice President, Controller, Treasurer,
                                                                   Secretary and Financial Principal of SAFECO Securities,
                                                                   Inc., since July 2000. Assistant Controller of SAFECO
                                                                   Securities, Inc., SAFECO Services Corporation and
                                                                   SAFECO Asset Management Company from 1996 to June
                                                                   2000.  Former Accounting Manager of SAFECO Asset
                                                                   Management Company.  Former Senior Manager with Ernst &
                                                                   Young LLP, an independent accounting firm.


Scott D. Murphy                       Assistant Controller         Assistant Controller SAFECO Asset Management Company
10865 Willows Rd NE                                                and SAFECO Services Corporation since June 20, 2000.
Redmond, WA 98052                                                  Assistant Controller of SAFECO Securities, Inc. since
(39)                                                               May 1, 2001.  Former Senior Vice President and Chief
                                                                   Financial Officer with Nichols Brothers Boat Builders,
                                                                   Inc., a commercial ship building and and ship repair
                                                                   company.






Stephen D. Collier                    Assistant Secretary          Director of Taxation and Assistant Vice President of
SAFECO Plaza                                                       SAFECO Corporation; Assistant Secretary of SAFECO Asset
4333 Brooklyn Ave NE                                               Management Company, SAFECO Securities, Inc. and SAFECO
Seattle, WA  98185                                                 Services Corporation.  He has been an executive officer
(49)                                                               of SAFECO Corporation and subsidiaries since 1991.


Susan Tracey                          Assistant Secretary          Tax Manager for SAFECO Corporation. Assistant Secretary
SAFECO Plaza                                                       of SAFECO Asset Management Company, SAFECO Securities,
4333 Brooklyn Ave NE                                               Inc. and SAFECO Services Corporation. She has been
Seattle, WA  98185                                                 employed by SAFECO Corporation since 1987.
 (51)

* Trustees who are interested persons as defined by the 1940 Act.

Each Trustee and officer holds the same position(s) with one other registered open-end management investment company that has six series managed by SAM.


                         Compensation Table For Trustees
                   For The Fiscal Year Ended December 31, 2000

                                                                     Pension or                        Total Compensation
                                                                     Retirement        Estimated       From Registrant
                                                 Aggregate           Benefits          Annual          and Fund Complex
                                                 Compensation from   Accrued As Part   Benefits Upon   Paid to Trustees
Trustee                Trust                     Registrant          of Fund Expenses  Retirement
-------                -----                     ----------          ---------------   ------------    -----------------


Randall H. Talbot      Common Stock              N/A                 N/A               N/A
                       Taxable Bond              N/A                 N/A               N/A
                       Tax-Exempt Bond           N/A                 N/A               N/A
                       Managed Bond              N/A                 N/A               N/A
                       Money Market              N/A                 N/A               N/A
                       Total Compensation        N/A                 N/A               N/A             $0

Barbara J. Dingfield   Common Stock              $13,284             N/A               N/A
                       Taxable Bond               $4,205             N/A               N/A
                       Tax-Exempt Bond            $5,999             N/A               N/A
                       Managed                    $1,373             N/A               N/A
                       Bond                       $3,006             N/A               N/A
                       Money Market                                  N/A               N/A             $37,000
                       Total Compensation

                       Common Stock              $12,028             N/A               N/A
Richard W. Hubbard*    Taxable Bond               $3,807             N/A               N/A
                       Tax-Exempt Bond            $5,432             N/A               N/A
                       Managed Bond               $1,243             N/A               N/A
                       Money Market               $2,722             N/A               N/A
                       Total Compensation                            N/A               N/A             $33,500


Richard E. Lundgren    Common Stock              $13,284             N/A               N/A
                       Taxable Bond               $4,205             N/A               N/A
                       Tax-Exempt Bond            $5,999             N/A               N/A
                       Managed Bond               $1,373             N/A               N/A
                       Money Market               $3,006             N/A               N/A
                       Total Compensation                            N/A               N/A             $37,000


Larry L. Pinnt         Common Stock              $13,284             N/A               N/A
                       Taxable Bond               $4,205             N/A               N/A
                       Tax-Exempt Bond            $5,999             N/A               N/A
                       Managed Bond               $1,373             N/A               N/A
                       Money Market               $3,006             N/A               N/A
                       Total Compensation                                                              $37,000


John W. Schneider      Common Stock              $13,284             N/A               N/A
                       Taxable Bond               $4,205             N/A               N/A
                       Tax-Exempt Bond            $5,999             N/A               N/A
                       Managed Bond               $1,373             N/A               N/A
                       Money Market               $3,006             N/A               N/A
                       Total Compensation                                                              $37,000

    *Mr. Hubbard retired from the Board in April, 2001.

At March 31, 2001, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Talbot is an officer of various SAFECO companies and is not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

Under policies adopted by the Trusts, the initial sales charge on Class A shares of the Trusts' series funds are waived for current and retired officers, directors, trustees and employees of any of the Trusts, or of SAFECO Corporation or its affiliates. Amounts collected from initial sales charges are used to compensate brokers and their sales representatives for their sales efforts - including time spent educating their clients about the SAFECO Mutual Funds and advising them as to the Funds appropriate to meet their investment goals - an incentive to sell shares of the Funds to their clients for whom such Funds would be appropriate investments. These services and incentives are not believed to be necessary with respect to sales to the trustees and officers of the Trusts or to other SAFECO affiliates.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At March 31, 2001, SAFECO Corporation directly, or through its wholly owned subsidiaries, controlled the U.S. Value, Managed Bond, Balanced, Intermediate-Term U.S. Treasury, Intermediate-Term Municipal Bond; and International Funds. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Upon initial public offering of shares of the U.S. Growth Fund and Small Company Growth Fund, SAFECO Corporation, directly or through a wholly owned subsidiary controlled the U.S. Growth and Small Company Growth Funds, by virtue of being the sole shareholder.

At March 31, 2001, SAFECO Corporation owned 62.89% of the U.S. Value Fund's outstanding shares; 47.56% of the Managed Bond Fund's outstanding shares; 33.56% of the Balanced Fund's outstanding shares; 32.98% of the Intermediate-Term U.S. Treasury Fund's outstanding shares; 29.12% of the Intermediate-Term Municipal Bond Fund's outstanding shares; and 27.43% of the International Fund's shares.

At March 31, 2001, Wells Fargo & Company, through its subsidiary Wells Fargo Bank, N.A., controlled 33.40% of the Small Company Value Fund's outstanding shares and 28.62% of the International Fund's outstanding shares. Wells Fargo Bank, N.A, is Trustee for SAFECO 401(k) Savings Plan. Wells Fargo & Company is organized under the laws of Delaware and is registered as a financial holding company under the Bank Holding Act of 1956, as amended, and registered under the Gramm-Leach-Bliley Act. Its principal executive offices are at 420 Montgomery Street, San Francisco, California 94163.

Principal shareholders of a Fund may influence the outcome of a shareholder vote. However, on each proposal or sub-proposal, Fund shares controlled by SAFECO Corporation will be voted pro rata in accordance with the vote cast by shareholders of the applicable Fund.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 2001 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

     Growth Opportunities Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      National Financial Services Corp.                    2,314,640.846                  7.98%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003


      Charles Schwab & Co. Inc.                            7,191,409.249                 24.80%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Equity Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                            15,506,575.382                22.94%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Dividend Income Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                             732,473.666                   7.08%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Northwest Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          472,471.973                   8.51%
      SAFECO Plaza
      Seattle, WA  98185

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                             281,455.756                   5.06%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Balanced Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          519,267.822                  33.56%
      SAFECO Plaza
      Seattle, WA  98185



     International Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          694,489.310                  27.43%
      SAFECO Plaza
      Seattle, WA  98185
      Wells Fargo & Company                                 725,020.096                  28.62%
      420 Montgomery Street
      San Francisco, California 94163.



     Small Company Value Fund


      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Wells Fargo & Company                                 767,534.151                  33.40%
      420 Montgomery Street
      San Francisco, California 94163.

      Trust Company of America, FBO HAR    PO               122,068.694                   5.31%
      Box 6503
      Englewood, CO
      80155-6503

     U.S. Value Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          500,000.000                  62.89%
      SAFECO Plaza
      Seattle, WA  98185

     Intermediate-Term U.S. Treasury Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          668,803.289                  32.98%
      SAFECO Plaza
      Seattle, WA  98185

     High-Yield Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                            1,443,577.313                 18.52%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122
      National Financial Services Corp.                     411,583.642                   5.28%
      NTF Special Custody Account for the
      Exclusive Benefit of Customers
      55 Water  St., 32nd Floor
      New York, NY  10041-3299



     GNMA Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                             295,863.728                   7.05%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122


     Managed Bond Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      SAFECO Corp.                                          452,102.943                  47.56%
      SAFECO Plaza
      Seattle, WA  98185

     California Tax-Free Income Fund

      Name of Beneficial Owner                          Number of Shares            Percent of Fund
      ------------------------                          ----------------            ---------------
      Charles Schwab & Co. Inc.                            1,777,514.105                 24.06%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Intermediate-Term Municipal Bond Fund

      Name of Beneficial Owner                         Number of Shares             Percent of Fund
      ------------------------                         ----------------             ---------------
      SAFECO Corp.                                          397,433.558                  29.12%
      SAFECO Plaza
      Seattle, WA  98185
      William A. Helsell                                    121,807.572                   8.92%
      10653 Culpepper Ct. N.W.
      Seattle, WA  98177-5319

INVESTMENT ADVISORY AND OTHER SERVICES

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAM is the investment advisor for each Fund, SAFECO Securities is the principal underwriter of each Fund, and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment advisor or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. Each of the Trusts and their investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of SAFECO Mutual Funds personnel. In addition, the investment Sub-Advisors to the International Fund and to the U.S. Growth Fund and Small Company Growth Funds, have each adopted a Code of Ethics relating to the personal investment activities of its respective personnel.

A copy of each Trust's Code is publicly filed with the Securities and Exchange Commission ("SEC") as an exhibit to the Trust's registration statement, and a copy of each Sub-Advisor's Code of Ethics is publicly filed with the SEC as an exhibit to the SAFECO Common Stock Trust's registration statement, and copies of each are available from the SEC. The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington D.C., are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov., or may be obtained from the SEC (after paying a copying fee) by electonic request at the following email address: publicinfo@sec.gov, or by writing to the SEC at SEC Public Reference Section, Washington, D.C. 20549-0102. For information on the operation of the SEC's Public Reference Room, call the SEC at 1-202-942-8090.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulate such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear all securities trades, other than transactions involving open-end mutual fund shares and the securities of certain government issuer, (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts, and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or SAFECO Securities. These prohibitions are not restricted to the group of Fund "access persons".

Each Sub-Advisor's Code of Ethics generally permits employees to invest in securities for their own accounts, but employees are not permitted to make such investments until first seeking the written approval of the firm's designated Compliance Officer. Such approval will generally not be granted (1) where the firm intends to purchase or sell the same security for a client account within seven days of the intended personal transaction, (2) where there is a pending order in the same security for any client, or (3) where the employee would profit from "short-term dealing" (purchase and sale within 60 days of one another) in the security. The Code of Ethics prohibits the Sub-Advisor's employees from participating in intial public offerings, and requires employees to disclose any ownership interest in a privately-held company if any investment in the same company is being considered for a client. In addition, the Code of Ethics requires the Sub-Advisors' employees to disclose their securities holdings within 10 days after they become employed at the firm, to report all securities holdings to the Compliance Officer on an annual basis, and to conduct all transactions through an associated broker.

Investment Advisory Services. With respect to the International Fund, SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland. Bank of Ireland and its affiliates manage assets for clients worldwide in excess of $48.5 billion as of December 31, 2000. SAM paid the Sub-Advisor sub-advisory fees of .60% of the average daily net assets of the International Stock Fund for the year ended December 31, 2000.

With respect to the U.S. Growth and Small Company Growth Funds, SAM has a sub-advisory agreement with Dresdner RCM Global Investors LLC ("Sub-Advisor") which is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings is a registered investment adviser and is wholly owned by Dresdner Bank AG ("Dresdner"), a subsidiary of Allianz AG ("Allianz"). Allianz is an international financial services company whose principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. Allianz Group is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance, and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US$371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US$2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US$65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Re, a large German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest in (currently at approximately 25% but expected to decline over time), an investment they have held for many years. Consistent with past practice, however, we do not expect Munich Re to be involved in the management of the Sub-Advisor. As of the date of this SAI, the six members of the Board of Managers of the Sub-Advisor are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan C. Gause, and Luke D. Knecht. SAM will pay the Sub-Advisor sub-advisory fees of 0.35% of the average daily net assets of the U.S. Growth Fund and 0.75% of the average daily net assets of the Small Company Growth Fund for the year ending December 31, 2001.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:

Name                       Trusts                  SAM                     SAFECO Securities       SAFECO Services
----                       ------                  ---                     -----------------       ---------------
R.H. Talbot                Chairman                                                                Director
                           Trustee

R.F. Harbin                                                                President               President
                                                                                                   Director


D.H. Longhurst             Vice President          Vice President          Vice President          Vice President
                           Controller Secretary    Treasurer               Treasurer               Treasurer
                                                   Controller Secretary    Controller Secretary    Controller Secretary
                                                                           Financial Principal

R.L. Spaulding             Vice President          Chairman Director       Director                Director
                           Treasurer

S.C. Bauer                                         President
                                                   Director

S. D. Murphy               Assistant               Assistant Controller    Assistant Controller    Assistant Controller
                           Controller

S.D. Collier               Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary

S. Tracey                  Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary

Mr. Talbot is President of SAFECO Life Insurance Company and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Talbot and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined: by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its operations not specifically assumed by SAM.

-------------------------------------- --------------------------------------------------------

               FUND                                             FEE
-------------------------------------- -------------------------------------- -----------------

                                       Net Assets                                 Annual Fee
Growth Opportunities, Equity,          $0 - $250,000,000                           .70 of 1%
Dividend Income, Northwest,            $250,000,001 - $750,000,000                 .65 of 1%
Balanced and U.S. Value                $750,000,001 - $1,250,000,000               .60 of 1%
                                       Over $1,250,000,000                         .55 of 1%

-------------------------------------- -------------------------------------- -----------------

International*                         $0 - $250,000,000                          1.00 of 1%

                                       $250,000,001 - $750,000,000                 .90 of 1%

                                       Over $750,000,000                           .80 of 1%
-------------------------------------- -------------------------------------- -----------------


Small Company Value                    $0 - $250,000,000                           .75 of 1%

                                       $250,000,001 - $750,000,000                 .70 of 1%

                                       $750,000,001 - $1,250,000,000               .65 of 1%

                                       Over $1,250,000,000                         .60 of 1%
-------------------------------------- -------------------------------------- -----------------

U.S. Growth*                           $0 - $250,000,000                           .80 of 1%

                                       $250,000,001 - $750,000,000                 .75 of 1%

                                       $750,000,001 - $1,250,000,000               .70 of 1%

                                       Over $1,250,000,000                         .65 of 1%

-------------------------------------- -------------------------------------- -----------------



Small Company Growth*                  $0 - $250,000,000                          1.00 of 1%

                                       Over $250,000,000                           .80 of 1%


-------------------------------------- -------------------------------------- -----------------


Intermediate-Term U.S. Treasury and
GNMA
                                       $0 - $250,000,000                           .55 of 1%

                                       $250,000,001 - $750,000,000                 .50 of 1%

                                       $750,000,001 - $1,250,000,000               .45 of 1%

                                       Over $1,250,000,000                         .40 of 1%
-------------------------------------- -------------------------------------- -----------------
Municipal Bond, Intermediate-Term      $0 - $250,000,000                           .50 of 1%
Municipal Bond and California          $250,001 - $750,000,000                     .45 of 1%
Tax-Free Income                        Over $750,000,000                           .40 of 1%
-------------------------------------- -------------------------------------- -----------------

High-Yield                             $0 - $250,000,000                           .65 of 1%

                                       $250,000,001 - $750,000,000                 .55 of 1%

                                       Over $750,000,000                           .50 of 1%
-------------------------------------- -------------------------------------- -----------------

Managed Bond                           $0 - $750,000,000                           .50 of 1%

                                       $750,000,001 - $1,250,000,000               .45 of 1%

                                       Over $1,250,000,000                         .40 of 1%
-------------------------------------- -------------------------------------- -----------------
                                       $0 - $250,000,000                           .50 of 1%
Money Market and Tax-Free Money        $250,000,001 - $750,000,000                 .45 of 1%
Market                                 $750,000,001 - $1,250,000,000               .40 of 1%
                                       Over $1,250,000,000                         .35 of 1%



         * Under the sub-advisory agreement between SAM and a Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the Fund. In return, SAM
         (and not the respective Fund) pays the Sub-Advisor a fee in accordance with the following schedule:



------------------------------------------ --------------------------------------- ----------------------------------------

Fund                                        Net Assets                             Annual Fee

------------------------------------------ --------------------------------------- ----------------------------------------


International Fund                         $0 - $50,000,000                        .60 of 1%
                                           $50,000,001 - $100,000,000              .50 of 1%
                                           Over $ 100,000,000                      .40 of 1%

------------------------------------------ --------------------------------------- ----------------------------------------


U.S. Growth Fund                           $0 - $100,000,000                       .35 of 1%
                                           $100,000,000-$250,000,000               .25 of 1%
                                           Over $250,000,000                       .20 of 1%

------------------------------------------ --------------------------------------- ----------------------------------------


Small Company Growth Fund                  $0 - $50,000,000                        .75 of 1%
                                           $50,000,001 - $100,000,000              .55 of 1%
                                           Over $ 100,000,000                      .40 of 1%

------------------------------------------ --------------------------------------- ----------------------------------------





The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 2000, 1999 and 1998:

For the Fiscal Year or Period Ended
---------------------------- -------------------------- -------------------------- --------------------------
                                     December 31, 2000  December 31, 1999          December 31, 1998
---------------------------- -------------------------- -------------------------- --------------------------

Growth Opportunities Fund
                                            $5,076,000                 $6,137,000                 $6,818,000
---------------------------- -------------------------- -------------------------- --------------------------

Equity Fund                                $10,883,000                $12,814,000                 $8,913,000
---------------------------- -------------------------- -------------------------- --------------------------

Dividend Income Fund
                                            $1,699,000                 $2,300,000                 $2,747,000
---------------------------- -------------------------- -------------------------- --------------------------

Northwest Fund                                $975,000                   $534,000                   $519,000
---------------------------- -------------------------- -------------------------- --------------------------

International Fund                            $407,000                   $301,000                   $196,000
---------------------------- -------------------------- -------------------------- --------------------------

Balanced Fund                                 $135,000                   $166,000                   $144,000
---------------------------- -------------------------- -------------------------- --------------------------

Small Company Value Fund

                                              $210,000                   $239,000                   $360,000
---------------------------- -------------------------- -------------------------- --------------------------

U.S. Value Fund                                $66,000                    $80,000                    $78,000
---------------------------- -------------------------- -------------------------- --------------------------

Intermediate-Term U.S.
Treasury Fund                                 $108,000                   $123,000                   $109,000
---------------------------- -------------------------- -------------------------- --------------------------

GNMA Fund                                     $205,000                   $247,000                   $259,000
---------------------------- -------------------------- -------------------------- --------------------------

High-Yield Fund                               $406,000                   $482,000                   $507,000
---------------------------- -------------------------- -------------------------- --------------------------

Managed Bond Fund
                                               $38,000                    $40,000                    $30,000
---------------------------- -------------------------- -------------------------- --------------------------

California Tax-Free Income
Fund                                          $457,000                   $553,000                   $587,000
---------------------------- -------------------------- -------------------------- --------------------------

Municipal Bond Fund
                                            $2,256,000                 $2,359,000                 $2,164,000
---------------------------- -------------------------- -------------------------- --------------------------

Intermediate-Term
Municipal Bond Fund
                                               $69,000                    $76,000                    $80,000
---------------------------- -------------------------- -------------------------- --------------------------

Money Market Fund                           $1,185,000                 $1,166,000                 $1,013,000
---------------------------- -------------------------- -------------------------- --------------------------
Tax-Free Money Market Fund                    $374,000                   $393,000                   $392,000
---------------------------- -------------------------- -------------------------- --------------------------


Distribution Arrangements. SAFECO Securities, 10865 Willows Rd. NE, Redmond, Washington, 98052, is the principal underwriter for each Fund and distributes the Class A, Class B, Class C and No-Load shares of each Fund under Distribution Agreements with each Trust that require SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. SAFECO Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with No-Load Class shares.

Each Trust, on behalf of the Class A, Class B and, if applicable, Class C shares (Common Stock Trust, Taxable Bond Trust and Money Market Trusts only) of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares of each Fund. Each of the Common Stock Trust, Taxable Bond Trust and Money Market Trusts have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class C shares of certain Funds. The Rule 12b-1 plans with respect to the Class A, Class B and Class C shares are referred to, collectively, as the "Plans." Pursuant to the Plans, each Class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B and C shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B and Class C shares, respectively. Although the Money Market Trust has adopted Plans with respect to the Class A, Class B and Class C shares of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement such Plans at this time. Thus, the Class A, Class B and Class C shares of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B and Class C shares. In addition, SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to the Class B and Class C shares, respectively, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares, and equal to 1.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class C shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission, and broker-dealers, banks and other financial institutions who sell Class C shares of the Money Market Fund will receive the 1.00% brokerage commission, at the time the shareholder exchanges his or her Money Market Fund Class B or Class C shares, as the case may be, into shares of another Fund.

 Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved. By each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts. In addition to the commissions and concessions described in the prospectus, SAFECO Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria SAFECO Securities establishes from time to time. In connection with such a marketing relationship, SAFECO Securities has agreed to pay WM Financial Services, Inc. additional compensation in the amount of .25% on new sales, other than sales of those Class A Shares which are sold at net asset value and shares of the Money Market Fund for which only .10% in additional compensation will be paid.

In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of Class A, Class B and Class C shares to such Class A, Class B or Class C based on the ratio of sales of shares of such class to the sales of all Class A, Class B and Class C shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Class A, Class B or Class C shares of any Fund, (i) no fees would be owed by a Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Class A, Class B and Class C shares of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-l Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

For the fiscal year ended December 31, 2000, each Fund paid the following Rule 12b-1 fees:

Fund Name                                                   Class A                Class B                Class C
---------                                                   -------                -------                -------
Growth Opportunities Fund*                                  $72,000               $137,000                   None
Equity Fund*                                               $146,000               $239,000                   None
Dividend Income Fund*                                        $3,000                $18,000                   None
Northwest Fund*                                             $17,000                $67,000                   None
Balanced Fund                                                $5,000                $20,000                    N/A
International Fund*                                          $3,000                $16,000                   None
Small Company Value Fund                                     $2,000                $12,000                    N/A
U.S. Value Fund                                              $1,000                 $5,000                    N/A
Intermediate-Term U.S. Treasury Fund                         $2,000                 $7,000                    N/A
GNMA Fund*                                                     None                 $1,000                    N/A
High-Yield Fund                                              $3,000                $12,000                    N/A
Managed Bond Fund                                            $1,000                 $8,000                    N/A
California Tax-Free Income Fund*                             $2,000                $10,000                    N/A
Municipal Bond Fund                                          $2,000                 $8,000                    N/A
Money Market Fund*                                              N/A                    N/A                    N/A
Intermediate-Term Municipal Bond Fund                           N/A                    N/A                    N/A
Tax-Free Money Market Fund                                      N/A                    N/A                    N/A

*Class A and B shares of the GNMA Fund, and Class C shares of the Growth
Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund,
International Stock Fund, High-Yield Bond Fund and Money Market Fund, were not offered until May 1, 2000.

Actual Rule l2b-1 fees by category paid by each Fund with regard to the Class A shares during the fiscal year ended December 31, 2000 are as follows:

Class A                    Growth Opportunities    Equity Fund             Dividend Income Fund    Northwest Fund
-------                    ---------------------   -----------             --------------------    --------------
                           Fund
                           ----
Advertising                       $12,000            $12,000                 $11,000                  $11,000

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)                      $3,000             $3,000                  $2,000                  $1,000

Seminars                            None                None                    None                    None

Compensation to
Underwriters to
partially offset other
marketing expenses                  None                None                    None                    None

Compensation to Dealers
                                  $71,000           $146,000                  $4,000                 $16,000
Compensation to Sales
Personnel                           None                None                    None                    None






                           Balanced Fund           International  Fund     Small Company Value     U.S Value Fund
   Class A                                                                    Fund
   -------                 -------------           -------------------    -------------------      -------------

Advertising                       $12,000            $12,000                 $11,000                 $11,000

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)                      $3,000             $3,000                  $2,000                  $2,000

Seminars                            None                None                    None                    None

Compensation to
Underwriters to
partially offset other
marketing expenses                  None                None                    None                    None

Compensation to Dealers
                                   $4,000             $4,000                  $3,000                  $1,000
Compensation to Sales
Personnel                           None                None                    None                    None

Class A                    Municipal Bond Fund     California Tax-Free     Intermediate-Term       High-Yield Fund
                                                   Income Fund             U.S. Treasury Fund
-------                    -------------------     -------------------     ------------------      ---------------
Advertising                       $11,000            $10,000                 $10,000                  $10,000

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)                      $1,000             $2,000                  $1,000                  $2,000

Seminars                            None                None                    None                    None

Compensation to
Underwriters to
partially offset other
marketing expenses
                                    None                None                    None                    None
Compensation to Dealers
                                   $1,000               None                   $4,000                  $4,000
Compensation to Sales
Personnel                           None                None                    None                    None

Class A                         GNMA Fund*          Managed Bond Fund       Money Market Fund
-------                          ---------          -----------------       -----------------
Advertising                        $6,000             $10,000                 $11,000

Printing and Mailing                None               $2,000                  $2,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                            None                None                    None



Compensation to
Underwriters to
partially offset other
marketing expenses                  None                None                    None

Compensation to Dealers
                                    None                None                    None
Compensation to Sales               None                None                    None
Personnel

* Class A and B shares of the GNMA Fund were not offered until May 1, 2000.


Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class B shares during the year ended December 31, 2000 are as follows:

Class B                             Growth Opportunities      Equity Fund          Dividend Income     Northwest
                                    Fund                                           Fund                Fund
-------                             -------------------       -----------          ---------------     ---------
Advertising                         $12,000                    $12,000             $12,000             $12,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               $3,000                    $2,000               $2,000              $2,000

Seminars                            None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                            None                      None                 None                None

Compensation to Dealers             $34,000                   $59,000              $4,000              $17,000

Compensation to Sales
Personnel                           $45,000                   $86,000              $3,000              $35,000






Class B                             Balanced Fund             International Fund   Small Company       U.S. Value
-------                             -------------             -------------------    Value Fund          Fund
                                                                                   ----------          ----------

Advertising                         $12,000                   $12,000              $10,000             $10,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               $2,000                     $2,000               $2,000              $2,000

Seminars                              None                       None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                              None                       None                 None                None

Compensation to Dealers             $4,000                     $4,000               $4,000              $1,000

Compensation to Sales Personnel     $9,000                    $10,000               $5,000              $4,000





                                    Municipal Bond Fund       California           Intermediate Term   HighYield
                                                              Tax-Free Income      U.S. Treasury       Fund
Class B                                                       Fund                 Fund
-------                             -------------------       --------------       ----------------    ---------
Advertising                         $10,000                   $10,000              $10,000             $10,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               None                      None                 None                None

Seminars                            None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                            None                      None                 None                None

Compensation to Dealers             $1,000                    $2,000               None                $3,000

Compensation to Sales
Personnel                           None                      None                 $2,000              $6,000


Class B                             GNMA Fund*                Managed Bond Fund    Money Market Fund
-------                             ---------                 ------------------   -----------------
Advertising                         $6,000                    $10,000              $10,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               None                      None                 None

Seminars                            None                      None                 None

Compensation to Underwriters to     None                      None                 None
partially offset other marketing
expenses

Compensation to Dealers             None                      $1,000               None

Compensation to Sales               None                      $3,000               None
Personnel

* Class A and B shares of the GNMA Fund were not offered until May 1, 2000.

Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class C shares during the period of May 1, 2000 to December 31, 2000 are as follows:


Class C                             Growth Opportunities      Equity Fund          Dividend Income     Northwest Fund
-------                             ---------------------     -----------          ----------------    --------------
                                    Fund                                           Fund
                                    ----                                           ----
Advertising                         $2,000                     $1,000              $1,000              $1,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               None                      None                 None                None

Seminars                            None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                            None                      None                 None                None

Compensation to Dealers             None                      None                 None                None

Compensation to Sales               None                      None                 None                None
Personnel

Class C                             International Fund        High-Yield Fund      Money Market Fund
-------                             -------------------       ---------------      -----------------
Advertising                         $1,000                     $1,000              $2,000

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)               None                      None                 None

Seminars                            None                      None                 None

Compensation to Underwriters to
partially offset other marketing
expenses                            None                      None                 None

Compensation to Dealers             None                      None                 None

Compensation to Sales
Personnel                           None                      None                 None

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by SAFECO Securities during the fiscal years ended December 31, 2000, December 31, 1999 and December
31, 1998.

                               2000             2000              1999             1999             1998             1998
                                              Amount                    Amount Retained                   Amount Retained
Fund Name              Sales Charge        Retained       Sales Charge                      Sales Charge
---------              ------------        ---------      ------------                      ------------
Growth                     $121,000           $7,000          $150,000          $11,000         $366,000          $79,000
Opportunities Fund
Equity Fund                $119,000          $22,000          $267,000          $33,000         $317,000          $48,000
Dividend Income              $3,000               $0           $22,000           $3,000          $28,000           $6,000
Fund
Northwest Fund              $81,000          $11,000           $37,000           $5,000          $46,000           $7,800
Balanced Fund                $7,000           $1,000           $37,000           $3,000          $17,000           $5,000
International Fund           $6,000           $1,000            $9,000           $1,000           $3,000           $1,000
Small Company                $3,000               $0           $10,000           $1,000          $16,000           $3,000
Value Fund
U.S. Value Fund              $2,000               $0            $5,000           $1,000           $2,000               $0
Municipal Bond              $10,000           $1,000            $4,000               $0           $1,000               $0
Fund
California                   $2,000               $0           $10,000           $1,000          $11,000           $2,000
Tax-Free Income
Fund
Intermediate-                $2,000               $0            $6,000           $1,000           $9,000           $1,000
Term U.S Treasury
Fund
GNMA Fund*                       $0               0%               N/A              N/A              N/A              N/A
High-Yield Fund             $14,000           $4,000           $23,000           $3,000          $36,000           $9,000
Managed Bond Fund            $6,000           $3,000            $6,000           $1,000               $0               $0
Money Market Fund               N/A              N/A               N/A              N/A              N/A              N/A

* Class A shares of the GNMA Fund were not offered until May 1, 2000



The following chart reflects the contingent deferred sales charges paid by Class
B shareholders on redemptions during the fiscal years or period ended December
31, 2000, 1999 and 1998:

Fund Name                                                    2000             1999                    1998
---------                                                    ----             ----                    ----
Growth Opportunities Fund                                 $36,000          $72,000                 $22,000
Equity Fund                                               $88,000          $81,000                 $22,000
Dividend Income Fund                                       $2,000           $5,000                  $1,000
Northwest Fund                                            $68,000           $4,000                  $9,000
Balanced Fund                                              $8,000          $17,000                  $2,000
International Fund                                         $6,000           $2,000                      $0
Small Company Value Fund                                   $4,000           $2,000                  $2,000
U.S. Value Fund                                            $2,000           $2,000                      $0
Municipal Bond Fund                                        $2,000           $1,000                  $1,000
California Tax-Free Income Fund                           $25,000           $1,000                  $1,000
Intermediate-Term U.S. Treasury Fund                       $1,000           $4,000                  $1,000
GNMA Fund*                                                     $0             N/A                      N/A
High-Yield Fund                                            $3,000           $5,000                      $0
Managed Bond Fund                                              $0           $1,000                      $0
Money Market Fund                                             N/A              N/A                     N/A

* Class B shares of the GNMA Fund were not offered until May 1, 2000

Administration and Accounting Agreement. The Administration and Accounting
Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as:
calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, making regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

 The following table shows the fees paid by the following Funds to SAM during the fiscal year ended December 31, 2000 and the period May 1, 1999 to December
 31, 1999.

                                                                             From Date of Agreement
                                                                                   (May 1, 1999) to
                                                       Fiscal Year ended          December 31, 1999
Fund Name                                              December 31, 2000

Growth Opportunities Fund                                       $292,000                   $219,000
Equity Fund                                                     $494,000                   $408,000
Dividend Income Fund                                            $188,000                   $139,000
Northwest Fund                                                  $125,000                    $48,000
Intermediate-Term U.S. Treasury Fund                             $18,000                    $13,000
GNMA Fund                                                        $34,000                    $26,000
High-Yield Fund                                                  $56,000                    $48,000
Balanced Fund                                                    $17,000                    $14,000
International Fund                                               $37,000                    $19,000
Small Company Value Fund                                         $25,000                    $17,000
U.S. Value Fund                                                   $9,000                     $7,000
Managed Bond Fund                                                 $7,000                     $5,000
Municipal Bond Fund                                             $234,000                   $164,000
California Tax-Free Income Fund                                  $82,000                   $ 63,000
Intermediate-Term Municipal Bond Fund                            $13,000                     $9,000
Money Market Fund                                               $187,000                   $127,000
Tax-Free Money Market Fund                                       $67,000                    $48,000


Custodian. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A., has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.


Transfer Agent. SAFECO Services Corporation, 10865 Willows Rd. NE, Redmond, Washington 98052, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Class A, Class B, Class C and No-Load shares of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Class A, Class B, Class C and No-Load shareholders, records of transactions involving each Fund's Class A, Class B, Class C and No-Load shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account, but not to exceed .40% of each such Fund's average net assets; $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder account, but not to exceed .40% of each such Fund's average net assets; and $34.00 per Money Market Fund shareholder account, but not to exceed
 .30% of each such Fund's average net assets.

 The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 2000, 1999 and 1998.

                                              Fiscal Year Ended
Fund Name                                     December 31, 2000                 December 31, 1999         December 31, 1998
---------                                     -----------------                 -----------------         -----------------

Growth Opportunities Fund                                    $2,267,000                $3,113,000                $2,802,000
Equity Fund                                                  $3,715,000                $4,329,000                $3,543,000
Dividend Income Fund                                           $559,000                  $716,000                  $693,000
Northwest Fund                                                 $348,000                  $216,000                  $194,000
Intermediate-Term U.S. Treasury Fund                            $51,000                   $56,000                   $37,000
GNMA Fund                                                       $72,000                   $82,000                   $65,000
High-Yield Fund                                                $144,000                  $167,000                  $124,000
Balanced Fund                                                   $59,000                   $68,000                   $44,000
International Fund                                             $122,000                   $83,000                   $52,000
Small Company Value Fund                                        $85,000                   $92,000                  $122,000
U.S. Value Fund                                                 $24,000                   $26,000                   $20,000
Managed Bond Fund                                               $17,000                   $15,000                    $4,000
Municipal Bond Fund                                            $279,000                  $318,000                  $325,000
California Tax- Free Income Fund                                $74,000                   $87,000                  $ 81,000
Intermediate-Term Municipal Bond Fund                            $9,000                   $11,000                   $11,000
Money Market Fund                                              $713,000                  $693,000                  $482,000
Tax-Free Money Market Fund                                      $51,000                   $58,000                   $62,000







BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker-dealers through whom securities transactions for the Funds are executed. SAM may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker-dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

 Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker-dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

 The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker-dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

 The following table states the total amount of brokerage expenses for the following Funds for the fiscal years ended December 31, 2000, 1999 and December 31, 1998:

                                Fiscal Year Ended

Fund Name                                     December 31, 2000                 December 31, 1999         December 31, 1998
---------                                     -----------------                 -----------------         -----------------
Growth Opportunities Fund                                    $1,023,000                $1,533,000               $2,693,000*
Equity Fund                                                  $1,597,000                $1,453,000                $1,205,000
Dividend Income Fund                                           $344,000                  $413,000                  $345,000
Northwest Fund                                                  $85,000                   $83,000                   $49,000
Balanced Fund                                                   $17,000                   $19,000                   $17,000
International Fund                                              $38,000                   $35,000                   $16,000
Small Company Value Fund                                        $77,000                  $126,000                   $92,000
U.S. Value Fund                                                 $13,000                   $14,000                   $14,000

* The increase in brokerage amounts was a result of significant acquisition and sales activities due to growth of Fund assets, which activities are not typical for the Growth Opportunities Fund on a historical basis.

TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund and the Tax-Free Money Market Fund (collectively "Tax-Exempt Funds") intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

The Funds will be subject to a 4% nondeductible federal excise tax ("Excise Tax") on certain amounts not distributed on a timely basis in accordance with annual minimum distribution requirements. The Funds intend to seek to avoid the excise tax liability by satisfying the distribution requirements.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend) the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS - - INVESTMENT IN DERIVATIVES
(ALL FUNDS)

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option or short sale or, in the case of the International Fund, a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

SPECIAL TAX CONSIDERATIONS - - HEDGING

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the Funds with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures and foreign currency contracts in which the International Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by a Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS - - INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (l) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS - - HIGH-YIELD FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS - - TAX-EXEMPT BOND FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Bond Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above. A Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

SIGNIFICANT PORTFOLIO TURNOVER

The Intermediate-Term U.S. Treasury Fund moved aggressively to change the make up of its portfolio holdings in anticipation of FED actions to raise interest rates in the early part of 2000 and on mounting evidence of an economic slow down in the latter part of 2000.

CAPITAL LOSS CARRYFORWARDS

At December 31, 2000, these Funds had the following amounts of accumulated net realized losses on investment transactions that represented capital loss carryforwards for Federal income tax purposes, which expire as follows:

                                                              Amount        Expiration Dates

Growth Opportunities Fund                                    $36,000                    2008
Dividend Income Fund                                        $462,000                    2008
Northwest Fund                                              $167,000                    2008
Balanced Fund                                               $401,000                    2008
Small Company Value Fund                                  $6,568,000               2006-2007
U.S. Value Fund                                             $256,000                    2008
High-Yield Fund                                           $6,255,000               2004-2008
Intermediate-Term U.S. Treasury Fund                        $602,000               2001-2008
GNMA Fund                                                 $3,097,000               2001-2008
Managed Bond Fund                                           $356,000               2007-2008
California Tax-Free Income Fund                           $2,602,000               2007-2008
Municipal Bond Fund                                       $2,581,000               2007-2008


RETIREMENT PLANS

Shares of any Fund (other than a Tax-Exempt Bond Fund and Tax-Free Money Market
Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7). Different tax treatment, including penalties and certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts that maintain a qualified tax status. Shareholders should consult their tax advisers for more information.

WITHHOLDING. Eligible rollover distributions from qualified retirement plans and 403(b)(7) accounts are subject to mandatory income tax withholding at a rate of 20% unless the distribution is directly rolled over to an eligible retirement plan or to an IRA. Distributions that do not qualify as eligible rollover distributions and distributions from IRAs are generally subject to income tax withholding at a rate of 10% or, unless the participant holder elects to waive or increase the withholding. If it is reasonable to believe that a distribution is non-taxable, such as certain distributions from Roth IRAs, the distribution is exempt from withholding. Withholding is not required for distributions from a Coverdell Education Savings Account.






FINANCIAL STATEMENTS

The following financial statements of each Trust and the report thereon of Ernst &Young LLP, independent auditors, are incorporated herein by reference to each respective Trust's Annual Report for the year ended December 31, 2000.

          Portfolio of Investments as of December 31, 2000
          Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the Year Ended December 31, 2000 Statement of Changes in Net Assets for the Year Ended December 31,
             2000 and December 31, 1999
          Notes to Financial Statements

Copies of each Trust's Class A, Class B, Class C and No-Load Shares Annual Report accompany this SAI. Additional copies may be obtained by writing to the address on the first page of this SAI or by calling SAFECO Services. Requests for Class A, Class B and Class C shares information call nationwide at l-800-528-6501. Requests for No-Load Class shares information call nationwide at 1-800-624-5711.


DESCRIPTION OF RATINGS

Ratings by Moody's, S&P and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries.
o        High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates that an issue ranks in the lower end of its generic rating category.

S&P
Please see rating definitions for S&P under "Bond Ratings."

BOND RATINGS

MOODY'S

Investment Grade:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Investment Grade:

AAA --An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade:

BB, B, CCC -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-): To provide more detailed indications of quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

Investment Grade:

AAA - AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at BB, to a significant credit risk at B, to a high default risk at CCC, CC and C.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3-- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.